UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     April 19, 2004

Lincare Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19946	51-0331330

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

19387 U.S. 19 North, Clearwater, FL 33764
 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:     727-530-7700

(Former name or address, if changed from last report)

Item 7.   Financial Statements and Exhibits.

          (c)     Exhibits

                    99.1 Press release issued by Lincare Holdings Inc., dated April 19, 2004.

Item 12. Disclosure of Results of Operations and Financial Condition.

          On April 19, 2004, Lincare Holdings Inc. issued a press release announcing its results of operations for the quarter ended March 31, 2004. A copy of the company’s press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

SIGNATURE

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LINCARE HOLDINGS INC.

By:	/s/ PAUL G. GABOS

Paul G. Gabos Secretary and Chief Financial Officer

April 20, 2004